UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2016 (December 6, 2016)

Broadcom Limited

Broadcom Cayman L.P.

(Exact name of registrants as specified in its charter)

Singapore Cayman Islands	001-37690 333-205938-01	98-1254807 98-1254815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Broadcom Limited 1 Yishun Avenue 7 Singapore 768923 Broadcom Cayman L.P. c/o Broadcom Limited 1 Yishun Avenue 7 Singapore 768923	N/A
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On December 8, 2016, Broadcom Limited (“Broadcom” or the “Company”) issued a press release announcing its unaudited financial results for the fourth quarter and fiscal year ended October 30, 2016. The Company will host an investor conference call on December 8, 2016 at 2:00 p.m. Pacific Time to discuss these results.

The foregoing description is qualified in its entirety by reference to the press release dated December 8, 2016, a copy of which is attached hereto as Exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) The disclosure contained in Item 5.02(d) below relating to Lucien Y.K. Wong’s departure from the Board of Directors (the “Board”) of the Company is incorporated into this Item 5.02(b) by reference.

(d) On December 6, 2016, the Board appointed Check Kian Low as an independent director of the Company, and as the Company’s required Singapore resident director, effective December 15, 2016. Mr. Low will replace Lucien Y.K. Wong as a director on the Board, whose previously announced resignation from the Board will also be effective December 15, 2016.

Mr. Low, age 57, was one of the founding partners and a director of NewSmith Capital Partners LLP (“NewSmith”), an independent partnership providing corporate finance advice and investment management services, for which he manages the Asia Pacific offices. He is also an owner, and has served as a director of, Cluny Capital Limited (BVI) since February 2007. Prior to founding NewSmith in 2003, Mr. Low served as Senior Vice-President and Member of the Executive Management Committee of Merrill Lynch & Co., as well as its Chairman for the Asia Pacific Region, where he held various positions since the start of his employment with that firm in October 1995. Mr. Low serves as the lead independent director of Singapore Telecommunications Limited, a public company listed on the Singapore Stock Exchange. He also serves on the board of directors of a number of private companies and is a trustee of the Singapore London School of Economics Trust and the Nanyang Technological University. Mr. Low previously served as a director of the following public, Singapore listed companies: Neptune Orient Lines Limited from April 2011 to June 2016, Fibrechem Technologies Limited from January 2005 to September 2012 and the Singapore Stock Exchange from July 2000 to October 2011. Mr. Low’s qualifications to serve on the Board include his considerable public company directorial experience with Singapore-based companies, as well as his considerable executive management and financial and investment experience.

Mr. Low will participate in the non-employee director compensation arrangements generally applicable to all of the Company’s independent, non-employee directors. Under the terms of those arrangements, as currently in effect on December 15, 2016 (first date of service as a director), Mr. Low will receive an initial restricted share unit award with a value of $66,667, which will vest in full on the anniversary of the grant date. The number of shares subject to this award will be determined by dividing the value of the award by the average of the Company’s per share closing market prices, as quoted on the Nasdaq Global Select Market, over the 30 calendar days immediately preceding December 15, 2016. In addition, Mr. Low will be entitled to receive the annual cash and equity compensation payable to other independent, non-employee directors of the Company. The annual cash and equity compensation currently payable to our independent, non-employee directors is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on February 23, 2016.

(e) On December 7, 2016, the Board approved the Company’s Fiscal Year 2017 Annual Performance Bonus Plan for Executive Employees (the “Plan”), which is the Company’s performance-based annual cash incentive bonus plan for its executive management employees for its fiscal year ending October 29, 2017. The terms of the Plan are substantially the same as the Fiscal Year 2016 Annual Performance Bonus Plan for Executive Employees, adopted in respect of the Company’s fiscal year ended October 30, 2016, other than with regard to (1) the applicable annual performance metrics and (2) executives who changed roles or functions during the year. For these executives, performance will be measured based on the metrics applicable to the role or function they are performing at the end of the fiscal year, instead of prorating attainment based on the metric relevant to, and the time spent by the executive in, each applicable role or function during the fiscal year.

Item 7.01.	Regulation FD Disclosures.

Broadcom will be meeting with investors on January 4-6, 2017, at the 2017 International CES and presenting at the J.P. Morgan 15th Annual Tech Forum at the 2017 International CES on January 5, 2017 and the Citi 2017 Internet, Media and Telecommunication Conference in Las Vegas on January 5, 2017.

Item 8.01.	Other Events.

On December 8, 2016, the Company announced that the Board has declared an interim cash dividend on the Company’s ordinary shares of $1.02 per share. A corresponding distribution will also be paid by Broadcom Cayman L.P. (the “Partnership”), of which the Company is the General Partner, to holders of the Partnership’s restricted exchangeable partnership units (“REUs”) in the amount of $1.02 per REU. The dividend and the distribution are both payable on December 30, 2016 to shareholders or unitholders of record, as applicable, at the close of business (5:00 p.m.), Eastern Time, on December 16, 2016.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated December 8, 2016, entitled “Broadcom Limited Announces Fourth Quarter and Fiscal Year 2016 Financial Results and Interim Dividend.”

The information contained in Item 2.02 of this report, including Exhibit 99.1 (other than with respect to the information also disclosed in Item 8.01), shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) the expected benefits of acquisitions, (ii) our plans, objectives and intentions with respect to future operations and products, (iii) our competitive position and opportunities, (iv) the impact of acquisitions on the market for our products, (v) other statements identified by words such as “will”, “expect”, “intends”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include any risks associated with our recent acquisition of Broadcom Corporation and other acquisitions we may make, such as delays, challenges and expenses associated with integrating acquired companies with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected from such acquisitions, including our pending acquisition of Brocade Communication Systems, Inc.; loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturers and outsourced supply chain; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; our significant indebtedness, including the need to generate sufficient cash flows to service and repay such debt; our ability to improve our manufacturing efficiency and quality; increased dependence on a small number of markets; quarterly and annual fluctuations in operating results; cyclicality in the semiconductor industry or in our target markets; global economic conditions and concerns; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of those design wins; rates of growth in our target markets; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities or other significant operations; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to maintain tax concessions in certain jurisdictions; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; any expenses or reputational damage associated with resolving customer product and warranty and indemnification claims; dependence on and risks associated with distributors of our products; our ability to sell to new types of customers and to keep pace with technological advances; market acceptance of the end products into which our products are designed; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature.

Our filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2016

Broadcom Limited

By:	/s/ Thomas H. Krause, Jr.
Name:	Thomas H. Krause, Jr.
Title:	Vice President and Chief Financial Officer

Broadcom Cayman L.P., by its general partner Broadcom Limited

By:	/s/ Thomas H. Krause, Jr.
Name:	Thomas H. Krause, Jr.
Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated December 8, 2016, entitled “Broadcom Limited Announces Fourth Quarter and Fiscal Year 2016 Financial Results and Interim Dividend.”